UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2022

GEE GROUP INC.
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7751 Belfort Parkway, Suite 150, Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 954-0400

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	JOB	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Event.

On March 18, 2022, GEE Group Inc. (the “Company”) (NYSE American: JOB) issued a press release announcing that the Company is scheduled to participate at Sidoti’s Spring Virtual Small Cap Investor Conference taking place on March 23-24, 2022. Derek Dewan, the Company’s Chairman and Chief Executive Officer, and Kim Thorpe, the Company’s Senior Vice President and Chief Financial Officer, will present on Thursday, March 24, 2022, at 12:15 p.m. EDT. The Company’s executives will also host virtual one-on-one meetings on Wednesday, March 23, 2022 and Thursday, March 24, 2022 with investors.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Investor Presentation is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 18, 2022.
99.2	Investor Presentation dated February 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GEE GROUP INC.

Date: March 21, 2022	By:	/s/ Kim Thorpe
Kim Thorpe
Chief Financial Officer

3